Exhibit 10.4

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of December 2, 2021 (this “Amendment”), is entered into by and among FTC SOLAR, INC., a Delaware corporation (the “Borrower”), HSBC BANK USA, N.A. (“HSBC”) and BARCLAYS BANK PLC, as an Issuing Lender (in such capacity, the “Barclays Issuing Lender”) and as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 30, 2021 (the “Existing Credit Agreement”), as amended hereby (the “Amended Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement) and as may be further amended from time to time;

WHEREAS, pursuant to Section 3.12(b) of the Existing Credit Agreement, the Borrower may designate as additional Issuing Lenders one or more Revolving Lenders that agree to serve in such capacity and, in connection with such appointment, the Borrower, the Administrative Agent and such designated Revolving Lender may amend Schedule 1.1 of the Credit Agreement for the purpose of identifying such designated Revolving Lender’s L/C Commitment;

WHEREAS, pursuant to the definition of “L/C Commitment” in the Existing Credit Agreement, the Borrower and any Issuing Lender may agree to decrease such Issuing Lender’s L/C Commitment in a writing acknowledged by the Administrative Agent;

WHEREAS, the Borrower desires to decrease the L/C Commitment of the Barclays Issuing Lender, designate HSBC, a Revolving Lender, as an additional Issuing Lender, and identify the L/C Commitment of HSBC, and HSBC agrees to accept such appointment and L/C Commitment.

Accordingly, in accordance with Section 1.1 and Section 3.12(b) of the Existing Credit Agreement, the Borrower, HSBC, the Barclays Issuing Lender and the Administrative Agent agree as follows:

1.

APPOINTMENT OF ADDITIONAL ISSUING LENDER

Pursuant to Section 3.12(b) of the Existing Credit Agreement, the Borrower hereby designates HSBC as an Issuing Lender under the Amended Credit Agreement and HSBC hereby accepts such appointment. From and after the Amendment Effective Date, HSBC shall have all of the rights and obligations of an Issuing Lender under the Amended Credit Agreement and any references in the Amended Credit Agreement or any other Loan Document to the term “Issuing Lender” shall be deemed to include HSBC in its capacity as an issuer of Letters of Credit under the Amended Credit Agreement.

2.

AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto agree that, effective on the Amendment Effective Date, Schedule 1.1 of the Existing Credit Agreement is hereby amended to (a) decrease the L/C Commitment of the Barclays Issuing Lender from $20,000,000 to $15,000,000 and (b) identify the L/C Commitment of HSBC as $5,000,000.

3.

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have a counterpart of this Amendment signed on behalf of each of the Borrower, HSBC, the Barclays Issuing Lender and the Administrative Agent.

4.

MISCELLANEOUS
a.
Headings. The various headings of this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment or any provision hereof.
b.
Execution in Counterparts; Electronic Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Article III. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic records or the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
c.
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
d.
Entire Agreement. This Amendment and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Amendment and the other Loan Documents. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents.
e.
Loan Document Pursuant to Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the date hereof, the Amended Credit Agreement). From and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.

FTC SOLAR, INC., as the Borrower
By:	/s/ Patrick Cook
Name: Patrick Cook
Title: Chief Financial Officer

[Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent and Issuing Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

HSBC BANK USA, N.A., as a Revolving Lender

By:	/s/ Ryan Whaley
Name: Ryan Whaley
Title: SVP, Senior Corporate Banking Manager

[Amendment No. 1 to Credit Agreement]